UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
AMENDMENT NO. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 16, 2006
(Date of earliest event reported)

POWER TECHNOLOGY, INC.
(Exact name of small Business Issuer as specified in its charter)

NEVADA	88-0395816
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)
541710
(Primary Standard Industrial Classification Code)
109 North Post Oak, Suite 422
Houston, Texas	77024
(Address of principle executive offices)	(Zip Code)

(713) 621-4310
Issuer’s telephone number, including area code

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The financial statements and pro forma financial information contained in this Form 8-K Amendment Number 1 are in connection with our wholly owned subsidiary, Sentry Power Technology’s acquisition of the assets of Sentry Power Systems, LLC, as we previously reported on Form 8-K on May 22, 2006.

(c) Exhibits

Exhibit Number	Description

99.1	Financial Statements of Sentry Power Systems, LLC

99.2	Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER TECHNOLOGY, INC.
Date: July 17, 2006
By: /s/ Bernard J. Walter
Bernard J. Walter
Chief Executive Officer and President